UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 31, 2007


                          AMERICAN STATES WATER COMPANY
             (Exact name of registrant as specified in its charter)


          California                     001-14431               95-4676679
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)

    630 East Foothill Blvd.
     San Dimas, California                                         91773
(Address of principal executive                                  (Zip Code)
           offices)

       Registrant's telephone number, including area code: (909) 394-3600

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirement of the registrant under any of the following provisions (see General Instruction A.2 below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the exchange Act
         (17 CFR 14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                  Section 5-Corporate Governance and Management


Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 31, 2007, the Board of Directors approved an amendment to the American States Water Company Bylaws to permit the Company to issue securities in uncertificated form as required by the New York Stock Exchange. The Bylaws, as amended, are attached hereto as Exhibit 3.1.



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                   Section 9-Financial Statements and Exhibits


Item 9.01.     Financial Statements and Exhibits

The following documents are filed as Exhibits to this report:

Exhibit No.          Description
-----------          -----------
3.1                  Amended Bylaws of American States Water Company




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AMERICAN STATES WATER COMPANY

Date: January 3, 2008                        /s/ Robert J. Sprowls
                                  ----------------------------------------------
                                               Robert J. Sprowls
                                   Sr. Vice President, Chief Financial Officer,
                                       Treasurer and Corporate Secretary


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